Significant transactions	9 Months Ended
Jul. 31, 2022
Text block [abstract]
Significant transactions
Note 4.    Significant transactions
Sale of certain banking assets in the Caribbean
On February 25, 2022, FirstCaribbean International Bank Limited (CIBC FirstCaribbean) completed the sale of its banking assets in Aruba upon the satisfaction of the closing conditions. The proposed sales of banking assets in St. Vincent and St. Kitts received regulatory approval in the third quarter of 2022 and are expected to close by the third quarter of 2023, subject to the satisfaction of closing conditions. The impacts upon the closing of these transactions are not expected to be material.
Acquisition of Canadian Costco credit card portfolio
On March 4, 2022, we completed the acquisition of the Canadian Costco credit card portfolio, which had an outstanding balance of $2.9 billion, for cash consideration of $3.1 billion. We have also entered into a long-term agreement under which we have become the exclusive issuer of Costco-branded Mastercard credit cards in Canada. The combined transaction was accounted for as an asset acquisition and included in our Canadian Personal and Business Banking strategic business unit (SBU). On the acquisition date, we recognized credit card receivables at their fair value of $2.8 billion and an intangible asset for the purchased credit card relationships at its fair value of $242 million. The purchase price remains subject to refinement as the purchase consideration is finalized.